Exhibit T3A-36.1

INTERNATIONAL BUSINESS COMPANIES
REGISTRY - ST. LUCIA
03 DEC 2002
FILED

# SAINT LUCIA
# CERTIFICATE OF INCORPORATION

*International Business Companies Act, 1999 : Section 6*

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| **Trans-World Telecom Caribbean Ltd.**<br>**No. 2002-00388** |

Name of Company/Number of Company

I, hereby certify that the above named International Business Company was incorporated on 03 December, 2002.

**Registrar**
**International Business Companies**

**SAINT LUCIA**

**CERTIFICATE OF AMENDMENT**

*(International Business Companies Act, 1999: section 10 (5))*

| |
|---|
| **TWT Guyana Holdings Ltd.**<br>**No. 2002-00388** |

Name of Company/Number of Company

This is to certify that the above named international business company has changed its name from **Trans-World Telecom Caribbean Ltd.**

Dated this 10th day of August, 2004.

*Registrar*
*International Business Companies*

INTERNATIONAL BUSINESS COMPANIES
REGISTRY
20 JUL 2006
CERTIFIED A TRUE COPY
Registrar
SAINT LUCIA

**SAINT LUCIA**

**CERTIFICATE OF AMENDMENT**

*(International Business Companies Act, 1999: section 10 (5))*

| |
|---|
| **Digicel Guyana Holdings Ltd.**<br>**No. 2002-00388** |

Name of Company/Number of Company

This is to certify that the above named international business company has changed its name from **TWT Guyana Holdings Ltd.**

Dated this 10 November 2006.

INTERNATIONAL BUSINESS COMPANY
REGISTRAR - ST. LUCIA
10 NOV 2006
FILED

*Registrar*
*International Business Companies*

**TWT Guyana Holdings Limited**
**IBC No. 2002 - 00388**

**AMENDMENT FOR CHANGE OF NAME**

Pursuant to Section 12, of the Memorandum of Association, of **TWT Guyana Holdings Limited.,** (herein after referred to as the Company) :

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|---|---|
| **ARTICLES / MEMORANDUM OF ASSOCIATION** | **BE IT RESOLVED** that the Articles and Memorandum of Association of the Company be amended and name of the Company shall be changed to **Digicel Guyana Holdings Limited**. |

Signed by: **BESPOKE Corporate and Fiduciary Services Limited**
Per:

Bespoke Corporate & Fiduciary Services Ltd.

Registered Agent

10th November 2006
Date

INTERNATIONAL BUSINESS COMPANIES REGISTRY - ST LUCIA
10 NOV 2006
FILED

SAINT LUCIA

## CERTIFICATE OF AMENDMENT

*(International Business Companies Act, 1999: section 10 (5))*

| |
|---|
| **Digicel Guyana Holdings Ltd.**<br>**No. 2002-00388** |

Name of Company/Number of Company

This is to certify that the above named international business company has changed its name from **TWT Guyana Holdings Ltd.**

Dated this 10 November 2006.

*Registrar*
*International Business Companies*

INTERNATIONAL BUSINESS COMPANIES
REGISTRY - ST. LUCIA
10 NOV 2006
FILED